UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2023

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia                                            No. 0-16587                                             55-0672148
(State or other jurisdiction of                (Commission File Number)                            (I.R.S. Employer
incorporation or organization)                                                   Identification No.)
300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 per share	SMMF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders.

a.	Summit Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 18, 2023 in Moorefield, West Virginia for the purpose of considering and voting upon the following:

i.	To elect one (1) director to serve until the Annual Meeting in 2024 and four (4) directors to serve until the Annual Meeting in 2026;

ii.	To ratify the selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

iii.	To transact such other business as may properly come before the Meeting.

b.
The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting was 12,784,168 shares of which 9,926,190 shares voted representing 77.64%.  The holders of common stock of the Company voted on two proposals.  No other business was brought before the meeting.

The results of the voting, as tabulated by our Inspector of Election, Computershare, on the two proposals were as follows:

(i)          Proposal 1 – To elect one (1) director to serve until the Annual Meeting in 2024 and four (4) directors to serve until the Annual Meeting in 2026;

The following director was elected to serve until the Annual Meeting in 2024:

	VOTES FOR	WITHHELD	ABSTENTIONS	BROKER NON-VOTES
John H. Shott	7,906,276	159,598	-	1,860,316

The following directors were elected to serve until the Annual Meeting in 2026:

	VOTES FOR	WITHHELD	ABSTENTIONS	BROKER NON-VOTES
Ronald L. Bowling	7,916,454	149,420	-	1,860,316
J. Scott Bridgeforth	7,572,590	493,284	-	1,860,316
Georgette R. George	7,862,909	202,965	-	1,860,316
David H. Wilson, Sr.	7,949,945	115,929	-	1,860,316

(ii)         Proposal 2 – To ratify the selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

VOTES FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
9,857,509	14,027	54,654	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.
Date: May 19, 2023
By: /s/ Julie R. Markwood Julie R. Markwood Executive Vice President and Chief Accounting Officer